OUTSOURCING SOLUTIONS INC.




                                   YEAR 2000
                           MANAGEMENT INCENTIVE PLAN
                                     (MIP)

OUTSOURCING SOLUTIONS INC.

Bonus Incentive Compensation Plan Description and Payout Guidelines for 2000

I.      Purpose

        Outsourcing Solutions Inc. (the Company) has created this Bonus Incentive Compensation Plan to provide significant cash incentives for executives, managers, and other key personnel to attain the Company's EBITDA and certain other business objectives as may be established by the Chief Executive Officer and/or the Compensation Committee of the Board of Directors of the Company. The Plan is intended to provide financial recognition for the results these individuals achieve in exercising their judgement, initiative and effort.

II.     Effective Date

        This Plan is effective January 1, 2000, is intended to run annually thereafter concurrent with the Company's fiscal year (January 1 - December 31) and is subject to annual review / modification by the Chief Executive Officer.

III.    Participation

        Participation in the Plan is limited to executives, managers and equivalent and key professional personnel. Each year, senior management of the Company will recommend to the CEO the participants for that year.

        Once eligible, persons not employed in a designated position for a full calendar year will be eligible for incentive payments on a prorata basis for their period of participation. A person must be employed by September 30 in order to receive a prorata incentive payment for the calendar year.

        An individual must be on the payroll at December 31 in order to be eligible to receive an incentive payment for that year. Participants who terminate employment after December 31 but prior to the date when payouts are made will not receive an incentive payment except at the discretion of the CEO. Participants whose employment is terminated during the year as a result of retirement, disability, or death may be eligible for a prorata incentive payment and will be at the discretion of the CEO.

        An employee is eligible to participate in only one Company incentive compensation plan at a time. Individuals participating in commission plans, override plans, or branch productivity plans are not eligible to participate in this Plan. Participants in this Plan are not eligible to participate in any other incentive plan.

IV.     Target Bonus Incentive Compensation Awards

        Target awards represent the percent of base salary at December 31 that would be paid when Consolidated Corporate, Business Unit and Individual objectives are completely fulfilled. Payout will be done based upon the attainment of the financial and other incentives which will be set annually as part of the annual budget cycle. These incentives will be reflected in the format on the attached matrix draft. While these awards will be determined based on the actual performance of the company utilizing the attached matrices, in no case will the bonuses exceed 160% of the target. No awards will be paid when the Company's consolidated actual performance is less than as indicated on the matrix chart unless authorized by the CEO and/or the Compensation Committee at which time, any payouts would be deemed fully discretionary. Bonus payments which meet the minimum requirements but are less than the maximum payouts will be interpolated from the respective matrices.

        Unbudgeted acquisition impact on target performance will be measured at a rate of 50% of incremental EBITDA. Acquisition impact on targets will generally affect only the Consolidated Corporate Portion of the award. Acquisition impact will affect the Business Unit targets if the acquired entity becomes a part of the Business Unit.

V.      Performance Criteria

          A. Corporate Criteria: Represent W percent of total target award and will be determined on the percentage attainment of approved Con-solidated Corporate Revenue and EBITDA objectives as determined annually.

          B. Leverage Criteria: Represent X percent of total target award and will be determined on the level of year-end leverage ratio attained.


          C. Business Unit Criteria: Represent Y percent of total target award and will be determined on the percentage attainment of approved business unit Revenue and EBITDA objectives as determined annually.


          D. Individual Criteria: Represent Z percent of total target award and will be determined based on the attainment of individual objectives as judged by each participant's supervisor. Individual objectives will be weighted, with the total weight equal to 100% of the individual portion (Z) of the total target award. No corporate, business unit, or individual bonuses will be paid if actual Consolidated Corporate EBITDA is less than as indicated on the matrix chart unless authorized by the CEO and/or the Compensation Committee at which time, any payouts would be deemed fully discretionary.

          E. Objective Mix: Target awards will be determined based upon an appropriate mix of Corporate, Business Unit(s) and Individual objectives. In general, the mix of objectives should generally follow as indicated below. The mix of objectives should consider the nature and direct financial impact of an individual's responsibilities as they relate to the overall financial results of the Company.

Position            Corporate     Leverage     SBU      Ind. Group    Individual
--------            ---------     --------     ---      ----------    ----------
CEO                    70%          15%         -            -           15%
CFO, Corp. SVP's       70%          15%         -            -           15%
SBU Heads              30%          15%        40%           -           15%
Corp. VP's        ----------85%---------        -            -           15%
SBU Mgmt.              25%          15%        ------50%---------        10%
Staff Mgmt                60 - 70%                                    30 - 40%

          E.   Computation Examples:

               Assume: SBU Mgmt eligible for 20% target based on 25% Corporate, 15%, Leverage, 50%, Business unit and 10% Individual:

               Base Salary:                 $80,000
               Target Award:                20% of base or $16,000
                      Corporate portion:           25% of $16,000 or $4,000
                      Leverage portion:            15% of $16,000 or $2,400
                      Business unit portion:       50% of $16,000 or $8,000
                      Individual portion:   10% of $16,000 or $1,600
               Minimum award:                      0%
               Maximum award:                      $25,600

               1.  Performance Situation #1:
                   -------------------------
                      Corporate performance 85% of plan, payout (85% x 4,000):         $  3,400
                      Leverage performance 80% of plan, payout (80% x 2,400):          $  1,920
                      Business unit performance 100% of plan, payout (100% x 8,000):              $  8,000
                      Individual performance judged 110% of plan, payout (110% x 1,600):          $  1,760
                                                                                                  --------
                                                                                                             $15,080

               2.  Performance Situation #2:
                   -------------------------
                      Corporate performance 115% of plan, payout (115% x 4,000):                  $  4,600
                      Leverage performance 100% of plan, payout (100% x 2,400):                   $  2,400
                      Business unit performance 100% of plan, payout (100% x 8,000):              $  8,000
                      Individual performance judged 85% of plan, payout (85% x 1,600): $  1,360
                                                                                       --------
                                                                                                             $16,360
               3.  Performance Situation #3:
                   -------------------------
                      Corporate performance 100% of plan, payout (100% x 4,000):                  $  4,000
                      Leverage performance 120% of plan, payout (120% x 2,400):                   $  2,880
                      Business unit performance 85% of plan, payout (85% x 8,000):                $  6,800
                      Individual performance judged 70% of plan, payout (70% x 1,600): $  1,120
                                                                                       ---------
                                                                                                             $14,800

VI.     Bonus Incentive Compensation Pool

        A Bonus Incentive Compensation Pool will be accrued annually and will be allocated among participants based on a combination of corporate, business unit, and individual performance. The size of the pool will be determined annually based on Company and Business Unit performance against targets and the base salaries of the participants of the Plan.

VII.    Plan Administration

        Participation: In December of each year Management will compile a list of all employees eligible for the following year and submit it for review and approval by the CEO.

        Payouts: Payouts will be made in a single lump sum by March 31 of the year following the year in which bonuses were earned.


VIII.   Management Rights

        This Plan replaces all prior bonus incentive compensation plans. Outsourcing Solutions Inc. reserves the right to alter, amend, suspend, or terminate this Plan prospectively (and any other variable compensation plan) at any time without notice and without any future liability.

        Designation of job classification, salary grade, or an individual neither guarantees the individual a right to a bonus nor a right to continued employment. The payout guidelines and formulas described in
        Section V herein, as well as actual payouts recommended, may be adjusted, modified, or revised at any time at the discretion of the CEO subject to approval of the Board of Directors.

        An employee who is included in this Plan may be given certain individual performance objectives to achieve in order in qualifying for any bonus payment. Such objectives, and the standards by which achievement is measured, may vary from job-to-job, and will be determined at the start of each calendar year through discussions between the employee's supervisor and the employee, and must be approved by the supervisor's supervisor. Approved individual performance objectives must be submitted in writing to the CEO for approval no later than January 31 of the calendar year for which they apply. Such individual performance objectives may be reviewed and modified by meeting and co-signed agreement of the employee and the employee's supervisor at any time during the calendar year.

                                          Outsourcing Solutions Inc.
                                          Corporate Matrix Year 2000
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
       REVENUES
                          $505.0            $539.0            $572.5            $606.0             $640.0
Adjusted                                                      Budget
EBITDA  *
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $75.0              .40               .55               .70               .85                1.0
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $83.4              .55               .70               .85               1.0                1.15
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        $91.8              .70               .85               1.0               1.15               1.3
        Budget
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $100.2             .85               1.0               1.15              1.3                1.45
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $108.6             1.0               1.15              1.3               1.45               1.6
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

* Adjusted EBITDA is calculated as EBITDA less portfolio amortization.

                                           Outsourcing Solutions Inc.
                                         Contingency Matrix Year 2000
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
       REVENUES
                          $370.0            $387.5            $405.1            $422.7            $440.2
Adjusted                                                      Budget
EBITDA

-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $62.0              .40               .55               .70               .85               1.0
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $66.5              .55               .70               .85               1.0               1.15
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $71.7              .70               .85               1.0               1.15              1.3
        Budget
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $76.9              .85               1.0               1.15              1.3               1.45
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $81.4              1.0               1.15              1.3               1.45              1.6
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                          Outsourcing Solutions Inc.
                                         Outsourcing Matrix Year 2000
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
       REVENUES
                          $75.0             $85.0             $94.8             $104.6            $114.6
Adjusted                                                      Budget
EBITDA

-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

         $9.0              .40               .55               .70               .85               1.0
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $10.8              .55               .70               .85               1.0               1.15
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        $12.7              .70               .85               1.0               1.15              1.3
        Budget
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $14.6              .85               1.0               1.15              1.3               1.45
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $16.4              1.0               1.15              1.3               1.45              1.6
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                          Outsourcing Solutions Inc.
                                          Portfolio Matrix Year 2000
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------
      REVENUES
                          $70.0             $79.0             $88.3             $97.6             $106.6
Adjusted
EBITDA

-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $12.0              .40               .55               .70               .85               1.0
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $14.0              .55               .70               .85               1.0               1.15
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $16.0              .70               .85               1.0               1.15              1.3
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $18.0              .85               1.0               1.15              1.3               1.45
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

        $20.0              1.0               1.15              1.3               1.45              1.6
-------------------- ----------------- ----------------- ----------------- ----------------- -----------------

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
                                                     Outsourcing Solutions Inc.
                                                     Leverage Matrix Year 2000
----------------------- ---------- -------------- ------------- ------------- ------------ ------------ ------------
Maximum Leverage Ratio
Total Net Debt/EBITDA
                          4.99          4.75          4.50          4.25          4.00        3.75          3.50
----------------------- ---------- -------------- ------------- ------------- ------------ ------------ ------------

Total Maximum Net Debt
    (In Millions)         $513          $505          $497          $490          $480        $468          $455
----------------------- ---------- -------------- ------------- ------------- ------------ ------------ ------------

        Bonus
        Payout             .40           .60          .80           1.00          1.20        1.40          1.60

----------------------- ---------- -------------- ------------- ------------- ------------ ------------ ------------


Indebtedness includes: Senior Bank Debt, Sub Debt, Capital Leases, Letters of Credit less cash on hand
